UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2023

Date of Report (Date of earliest event reported)

INCEPTION GROWTH ACQUISITION LIMITED

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41134	86-2648456
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

875 Washington Street New York, NY	10014
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 636-6638

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, one-half (1/2) of one redeemable warrant and one right entitling the holder to receive one-tenth of a share of common stock	IGTAU	The Nasdaq Stock Market LLC
Common Stock, par value $0.0001 per share	IGTA	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50	IGTAW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth of one share of common stock	IGTAR	The Nasdaq Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2023, Inception Growth Acquisition Limited (the “Company”) and Soul Venture Partners LLC (the “Sponsor”) entered into non-redemption agreements (“Non-Redemption Agreement”) with certain unaffiliated third parties in exchange for such third parties agreeing not to redeem an aggregate of 2,100,000 shares of the Company’s common stock (the “Common Stock”) sold in its initial public offering (“Non-Redeemed Shares”) in connection with the annual meeting of the stockholders called by the Company to be held on March 13, 2023 (the “Meeting”) to consider and approve, among other things, an amendment to the Company’s investment management trust agreement dated December 8, 2021, (the “Trust Amendment Proposal”) to extend the time for the Company to complete its initial business combination for a period of six months without having to make any payment to the trust account established in connection with the Company’s initial public offering. In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third party an aggregate of up to 630,000 shares of the Common Stock held by the Sponsor following the Meeting if they continue to hold such Non-Redeemed Shares through the Meeting.

On March 7, 2023, the Company and the Sponsor entered into additional Non-Redemption Agreements with certain unaffiliated third parties in exchange for such parties agreeing not to redeem an aggregate of 625,000 Non-Redeemed Shares. In exchange for the foregoing commitments not to redeem such Non-Redeemed Shares, the Sponsor has agreed to transfer to such third party an aggregate of up to 187,500 shares of the Common Stock held by the Sponsor following the Meeting if they continue to hold such Non-Redeemed Shares through the Meeting.

The Company has waived the transfer restrictions set forth in the Letter Agreement dated December 8, 2021, between the Company and Sponsor (the “Letter Agreement”), regarding the transfers of the Common Stock contemplated by the Non-Redemption Agreements. Pursuant to the Underwriting Agreement, dated as of December 8, 2021, by and between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), which was filed as Exhibit 1.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on December 13, 2021, EF Hutton has consented in writing to waive the transfer restrictions set forth in Sections 15 and 18 of the Letter Agreement in connection to the transfers of the Common Stock contemplated by the Non-Redemption Agreements.

In addition, the Company has agreed that, to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, funds held in the Company’s trust account, including any interest thereon, will not be used to pay for any excise tax liabilities with respect to any future redemptions prior to or in connection with the Extension, an initial business combination or the liquidation of the Company.

The Non-Redemption Agreements are not expected to increase the likelihood that the Trust Amendment Proposal is approved by the Company’s stockholders but are expected to increase the amount of funds that remain in the Company’s trust account following the Meeting.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Meeting. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on March 1, 2023, for the Meeting (the “Proxy Statement”). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement (defined below).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed the Proxy Statement with the SEC for the Meeting to consider and vote upon the Trust Amendment Proposal and other matters and, beginning on or about March 2, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the February 23, 2023 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Trust Amendment Proposal and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Advantage Proxy, P.O. Box 13581, Des Moines, WA 98198 Attention: Karen Smith, Telephone: 877-870-8565.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf as of March 8, 2023 by the undersigned hereunto duly authorized.

Inception Growth Acquisition Limited

By:	/s/ Felix Yun Pun Wong
Felix Yun Pun Wong
Chief Financial Officer

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